SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

May 23, 2003

(Date of earliest event reported)

Torch Energy Royalty Trust

(Exact name of registrant as specified in its charter)

Delaware	1-1247	74-6411424
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

(Address of principal executive offices, including zip code)

302/636-6016

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits

(c)    Exhibits

99.1	Torch Energy Royalty Trust (“Trust”) press release dated May 23, 2003 announcing cash distribution payable on June 12, 2003 for unitholders of record as of June 2, 2003.

Item 9.    Regulation FD Disclosure.    (Information furnished pursuant to Item 12. Results of Operations and Financial Condition.)

The following information is being furnished pursuant to Item 12 “Disclosure of Results of Operations and Financial Condition,” and is included under this Item 9 in accordance with the procedure guidance in SEC Release No. 33-8216. The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Attached as Exhibit 99.1 is a press release issued on behalf of the registrant announcing cash distribution payable on June 12, 2003 for unitholders of record as of June 2, 2003 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCH ENERGY ROYALTY TRUST

	By:	Wilmington Trust Company, Trustee

Date: May 23, 2003	By:	/s/ Bruce L. Bisson
Bruce L. Bisson Vice President

(The Trust has no employees, directors or executive officers.)